UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549



                            FORM 8-K

                         CURRENT REPORT
             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 17, 2005


              MAUI LAND & PINEAPPLE COMPANY, INC.
     (Exact name of registrant as specified in its charter)

             HAWAII                1-6510         99-0107542
(State or other jurisdiction of   Commission    (I.R.S. Employer
incorporation or organization)   File Number)  Identification No.)


120 Kane Street, P. O. Box 187, Kahului, Maui, Hawaii  96733-6687
     (Address of Principal Executive Offices)          (Zip Code)

Registrant's telephone number, including area code: (808) 877-3351

                              NONE
  Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the
Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the
Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b)
under the Exchange Act (17 CFR 240.14d-2(b))

[    ]  Pre-commencement communications pursuant to Rule 13e-4(c)
under the Exchange Act (17 CFR 240.13e-4(c))








ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Effective as of May 17, 2005, Maui Land & Pineapple Company, Inc.
("Company") entered into the Amended and Fourth Restated
Revolving Credit Agreement by and among Maui Land & Pineapple
Company, Inc., Bank of Hawaii, First Hawaiian Bank, Central
Pacific Bank, and American AgCredit, PCA.

The Agreement principally serves to (1) increase the revolving credit available to the Company under this facility to $30 million from $15 million and (2) extend the revolving period through April 30, 2008 (revolving period previously expired on December 31, 2005).









                           SIGNATURE



      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                              MAUI LAND & PINEAPPLE COMPANY, INC.



May 18, 2005                /S/ FRED W. RICKERT
Date                            Fred W. Rickert
                                Vice President/Chief Financial Officer
                                (Principal Financial Officer)